Exhibit 10.1

AGREEMENT REGARDING SENIOR CONVERTIBLE NOTES OF

I-MANY, INC.

This AGREEMENT REGARDING SENIOR CONVERTIBLE NOTES (this “Agreement”) is made as of the      day of April, 2009 by                      (the “Holder”).

WHEREAS, I-many, Inc. (the “Company”) has issued to the Holder one or more convertible promissory notes dated December 31, 2007 (individually and collectively, the “Note”); and

WHEREAS, the Company has disclosed to the Holder in confidence that it is contemplating a transaction that would, if consummated, result in a Change of Control in which the Holder may elect to be paid in full for all amounts due under the Note, and the Company wishes to have the Holder so elect and also take or forbear from taking certain actions with respect to such Change of Control.

NOW, THEREFORE, the Holder hereby agrees as follows:

1.    Effectiveness.

The provisions of this Agreement shall become effective concurrently with and only upon the effectiveness of a definitive agreement providing for a Change of Control.

2.    Election to Redeem.

The Holder hereby elects to require the Company to redeem the Note in full, including the entire Conversion Amount payable under the Note and all accrued and unpaid Interest thereon outstanding under the Note, at the Change of Control Redemption Price. Such election shall be automatically effective upon the delivery by the Company to the Holder of a Change of Control Notice and such redemption shall be effective upon the occurrence of the Change of Control.

3.    Forbearance.

1.	The Holder agrees, during the Forbearance Period (defined below), to forbear from taking any action to declare all or any portion of the Conversion Amount of the Notes, or any accrued and unpaid Interest thereon, due and payable.

2.	The Holder agrees, during the Forbearance Period, to forbear from requiring the Company to redeem all or any portion of the Note.

3.	The term “Forbearance Period” shall mean the period beginning on the occurrence of an event described in Section 4(a)(i) of the Note and ending upon the first to occur of (i) the consummation of the Change of Control or (ii) the termination of the definitive agreement providing for the Change of Control, without there being in conjunction with such termination the signing of another definitive agreement that also provides for a Change of Control in which the Holder will be paid in full.

4.    Miscellaneous.

1.	This Agreement shall be binding on the successors and assigns of the Holder, including without limitation any purchaser or transferee of the Note from the Holder, and shall inure to the benefit of the successors and assigns of the Company.

2.	This Agreement shall be governed in all respects by the internal laws of the state of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York.

3.	Signature pages to this Agreement received by facsimile shall be considered originals. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

4.	The Holder hereto agrees to do all acts and to make, execute and deliver such written instruments as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the Holder has caused this Agreement to be duly executed on its behalf as of the date first written above.

HOLDER:

By:
Name:
Title:

AGREEMENT REGARDING SENIOR CONVERTIBLE NOTES OF

I-MANY, INC.

This AGREEMENT REGARDING SENIOR CONVERTIBLE NOTES (this “Agreement”) is made as of the     th day of April, 2009 by                     . (the “Holder”).

WHEREAS, I-many, Inc. (the “Company”) has issued to the Holder one or more convertible promissory notes dated December 31, 2007 (individually and collectively, the “Note”); and

WHEREAS, the Company has disclosed to the Holder in confidence that it is contemplating a transaction that would, if consummated, result in a Change of Control in which the Holder may elect to be paid in full for all amounts due under the Note, and the Company wishes to have the Holder so elect and also take or forbear from taking certain actions with respect to such Change of Control.

NOW, THEREFORE, the Holder hereby agrees as follows:

1.    Effectiveness.

This Agreement shall become effective concurrently with and only upon the execution by 11:59 pm, New York City time, on May 12, 2009, of a definitive agreement with respect to a Change of Control (a “Definitive Agreement”). Notwithstanding anything to the contrary in this Agreement, (a) this Agreement shall terminate if a Definitive Agreement is not executed by 11:59 pm, New York City time, on May 12, 2009 and (b) this Agreement shall terminate six (6) months after it becomes effective.

2.    Election to Redeem.

The Holder hereby elects to require the Company to redeem the Note in full, including the entire principal outstanding under the Note (the Conversion Amount) and all accrued and unpaid Interest thereon outstanding under the Note. Such election shall be automatically effective upon the delivery by the Company to the Holder of a Change of Control Notice and such redemption shall be effective upon the occurrence of the Change of Control.

3.    Forbearance.

a)	The Holder agrees, during the Forbearance Period (defined below), to forbear from taking any action to declare all or any portion of the Conversion Amount of the Notes, or any accrued and unpaid Interest thereon, due and payable.

b)	The Holder agrees, during the Forbearance Period, to forbear from requiring the Company to redeem all or any portion of the Note.

c)

The term “Forbearance Period” shall mean the period beginning on the occurrence of an event described in Section 4(a)(i) of the Note and ending upon the first to occur of (i) the consummation of the Change of Control or (ii) the termination of the Definitive Agreement providing for the Change of Control, without there being in conjunction with such termination the signing of another definitive agreement that also provides for a Change of Control in which the Holder will be paid in full.

4.    Miscellaneous.

a)	This Agreement shall be binding on the successors and assigns of the Holder, including without limitation any purchaser or transferee of the Note from the Holder, and shall inure to the benefit of the successors and assigns of the Company.

b)	This Agreement shall be governed in all respects by the internal laws of the state of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York.

c)	Signature pages to this Agreement received by facsimile shall be considered originals. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

d)	The Holder hereto agrees to do all acts and to make, execute and deliver such written instruments as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

e)	The Company hereby represents and warrants as of the date hereof and covenants and agrees as of the date hereof that none of the terms offered to any of the other holders of Notes with respect to any amendment, settlement or waiver (each a “Settlement Document”) relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such other holder than those of the Holder and, if the foregoing representation, warranty, covenant and agreement has been breached, then this Agreement shall be, without any further action by the Holder or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms contained in such Settlement Document.

IN WITNESS WHEREOF, the Holder has caused this Agreement to be duly executed on its behalf as of the date first written above.

HOLDER:	NAME

By:
Name:
Title:

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